UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File number 811-22263

Exchange Traded Concepts Trust

(Exact name of registrant as specified in charter)

10900 Hefner Pointe Drive

Suite 207

Oklahoma City, OK 73120

(Address of principal executive offices) (Zip code)

J. Garrett Stevens

Exchange Traded Concepts Trust

10900 Hefner Pointe Drive

Suite 207

Oklahoma City, OK 73120

(Name and address of agent for service)

Copy to:

Christopher Menconi

 Morgan Lewis & Bockius LLP

 1111 Pennsylvania Avenue NW

 Washington, DC 20004

Registrant’s telephone number, including area code: 1-405-778-8377

Date of fiscal year end: April 30, 2019

Date of reporting period: April 30, 2019

Item 1. Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

EXCHANGE TRADED CONCEPTS TRUST

ROBO Global® Robotics and Automation Index ETF

Annual Report

April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “Commission”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

ROBO Global®

Robotics and Automation Index ETF

Table of Contents

Management Discussion of Fund Performance	1
Schedule of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to the Financial Statements	11
Report of Independent Registered Public Accounting Firm	21
Trustees and Officers of the Trust	22
Disclosure of Fund Expenses	24
Notice to Shareholders	25
Supplemental Information	26

The Fund files its complete schedule of Fund holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-Q and Form N-PORT reports are available on the Commission’s website at https://www.sec.gov.

A description of the policies and procedures that Exchange Traded Concepts uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-456-ROBO; and (ii) on the Commission’s website at https://www.sec.gov.

ROBO Global®

Robotics and Automation Index ETF

Management Discussion of Fund Performance (Unaudited)

Dear Shareholders,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the ROBO Global® Robotics and Automation Index ETF (“ROBO” or the “Fund”). The following information pertains to the fiscal period of May 1, 2018 through April 30, 2019. The Fund seeks to track the price and yield performance, before fees and expenses, of the ROBO Global® Robotics and Automation Index (the “Index”). The Index provides investors with a comprehensive, transparent, and varied benchmark that represents the global value chain of robotics, automation, and related technologies.

The Fund had positive performance during the fiscal year ended April 30, 2019. The market price for ROBO increased 3.68% and the NAV increased 3.22%, while the MSCI ACWI Index, a broad market index, gained 5.06% over the same period. The Fund’s Index returned 3.42%. Outstanding shares ended the period at 36,200,000.

For the period, the largest positive contributor to return was iRobot Corp (IRBT US), adding 1.48% to the return of the Fund, gaining 77.42% with an average weighting of 1.90%. The second largest contributor to return was Zebra Technologies Corp (ZBRA US), adding 0.86% to the return of the Fund, gaining 56.60% with an average weighting of 1.86%. The third largest contributor to return was Aerovironment Inc (AVAV US), adding 0.78% to the return of the Fund, gaining 25.80% with an average weighting of 1.78%.

For the period, the largest negative contributor to return was Maxar Technologies Inc (MAXR CN), detracting 1.35% from the return of the Fund, declining 82.79% with an average weighting of 0.60%. The second largest negative contributor to return was Hiwin Technologies Corp (2049 TT), detracting 0.76% from the return of the Fund, and declining 34.57% with an average weighting of 1.66%. The third largest negative contributor to return was u-blox Holding AG (UBXN SW), detracting 0.72% from the return of the Fund, and declining 58.40% with an average weight of 0.55%.

For the period, the best performing security in the Fund was Xilinx Inc (XLNX US), gaining 90.29% and contributing 0.72% to the return of the Fund. The second-best performing security for the period was iRobot Corp (IRBT US), gaining 77.42% and contributing 1.48% to the return of the Fund. The third-best performing security was QUALCOMM Inc (QCOM US), gaining 76.00% for the period and contributing 0.68% to the return of the Fund.

For the period, the worst performing security in the Fund was Maxar Technologies Inc (MAXR CN), declining 82.79% and reducing the return of the Fund by 1.35%. The second-worst performing security in the Fund was SLM Solutions Group AG (AM3D GR), declining 81.95% and reducing the return of the Fund by 0.50%. The third-worst performing security in the Fund was u-blox Holding AG (UBXN SW), declining 58.40% and reducing the return of the Fund by 0.72%.

Sincerely,

Garrett Stevens, Chief Executive Officer

Exchange Traded Concepts, Advisor to the Fund

ROBO Global®

Robotics and Automation Index ETF

Management Discussion of Fund Performance (Unaudited) (Continued)

About the Index: The Fund tracks the Index, which is designed to measure the performance of robotics-related and/or automation-related companies. The Index consists of securities of both U.S. and foreign issuers, including securities of issuers located in emerging market countries.

The Fund is designed to track, before fees and expenses, the price and yield performance of the Index. This is a rule-based index which employs specific investment criteria focused on companies that derive a portion of revenues and profits from robotics-related and/or automation-related products and/or services.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the S&P 500 Index proportionate to its market value. The MSCI ACWI Index (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index consists of 49 country indices comprising 23 developed markets and 26 emerging markets country indices.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED APRIL 30, 2019
	1 Year		3 Year		5 Year		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
ROBO Global® Robotics & Automation Index ETF	3.22%	3.68%	18.41%	19.10%	10.12%	10.06%	9.86%	9.88%
ROBO Global® Robotics & Automation Index	3.42%	3.42%	19.21%	19.21%	11.16%	11.16%	11.11%	11.11%
S&P 500 Index	13.49%	13.49%	14.87%	14.87%	11.63%	11.63%	12.22%	12.22%
MSCI ACWI Index	5.06%	5.06%	11.36%	11.36%	6.96%	6.96%	7.29%	7.29%

*Fund commenced operations on October 21, 2013.

‡Unaudited

ROBO Global®

Robotics and Automation Index ETF

Management Discussion of Fund Performance (Unaudited) (Concluded)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus, containing this and other information, is available at www.roboglobaletfs.com. Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal.

Current performance may be lower or higher than the performance data shown above.

Performance data current to the most recent month-end is available at www.roboglobaletfs.com.

There are no assurances that the Fund will meet its stated objective.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

ROBO Global®

Robotics and Automation Index ETF

Schedule of Investments

April 30, 2019

† Percentages based on total investments.

Description	Shares	Fair Value
COMMON STOCK — 99.6%
Belgium — 0.8%
Information Technology— 0.8%
Materialise ADR*(A)	733,850	$12,225,941
Total Belgium		12,225,941
Canada — 1.0%
Industrials— 1.0%
ATS Automation Tooling Systems*	968,555	15,444,175
Total Canada		15,444,175
China — 2.5%
Industrials— 0.6%
Han’s Laser Technology Industry Group, Cl A	561,900	3,261,235
Shenzhen Inovance Technology, Cl A	848,708	3,170,939
Siasun Robot & Automation, Cl A	1,345,682	3,345,828
		9,778,002
Information Technology— 1.9%
Hangzhou Hikvision Digital Technology, Cl A	1,105,347	5,362,003
Hollysys Automation Technologies	1,045,773	21,888,029
		27,250,032
Total China		37,028,034
Finland — 1.0%
Industrials— 1.0%
Cargotec, Cl B(A)	374,542	15,329,232
Total Finland		15,329,232
France — 2.0%
Industrials— 1.0%
Schneider Electric	175,183	14,814,871
Description	Shares	Fair Value
Information Technology— 1.0%
Dassault Systemes	93,768	$14,822,343
Total France		29,637,214
Germany — 7.7%
Industrials— 5.8%
Duerr	333,940	15,018,505
GEA Group	563,092	15,725,936
KION Group	240,374	16,443,381
Krones(A)	269,570	25,059,769
Siemens	125,700	15,036,667
		87,284,258
Information Technology— 1.9%
Isra Vision	336,157	13,449,294
Jenoptik	374,462	14,772,008
		28,221,302
Total Germany		115,505,560
Ireland — 0.9%
Consumer Discretionary— 0.9%
Aptiv PLC	164,726	14,117,018
Total Ireland		14,117,018
Japan‡ — 23.9%
Industrials— 14.6%
Daifuku	475,617	28,953,385
Daihen	477,309	13,328,224
FANUC	140,428	26,194,314
Fuji Machine Manufacturing	991,200	14,853,538
Harmonic Drive Systems(A)	722,739	28,422,867
Mitsubishi Electric	1,116,444	15,858,266
Nabtesco	863,710	26,289,355
Nachi-Fujikoshi(A)	353,260	17,381,502
SMC	40,976	16,945,944
THK	556,557	14,521,703
Toshiba Machine	503,933	11,429,268
Yushin Precision Equipment	478,270	5,178,843
		219,357,209
Information Technology— 9.3%
Amano	652,900	16,941,692
Keyence	39,124	24,280,592
Omron	539,758	28,835,556
Optex Group(A)	795,900	13,277,506
Topcon	995,453	12,021,408
Yaskawa Electric(A)	811,049	29,820,387
Yokogawa Electric	707,778	14,730,679
		139,907,820
Total Japan		359,265,029
Netherlands — 0.9%
Health Care— 0.9%
QIAGEN*	348,191	13,565,521
Total Netherlands		13,565,521

The accompanying notes are an integral part of the financial statements.

ROBO Global®

Robotics and Automation Index ETF

Schedule of Investments

April 30, 2019 (Continued)

Description	Shares	Fair Value
South Korea — 1.5%
Information Technology— 1.5%
Koh Young Technology	274,465	$22,696,845
Total South Korea		22,696,845
Sweden — 1.8%
Health Care— 0.9%
Elekta, Cl B	1,173,979	13,892,439
Information Technology— 0.9%
Hexagon, Cl B	260,973	14,219,718
Total Sweden		28,112,157
Switzerland — 3.3%
Health Care— 0.9%
Tecan Group	60,016	13,522,742
Industrials— 2.4%
ABB*	709,882	14,608,661
Kardex	139,140	21,574,210
		36,182,871
Total Switzerland		49,705,613
Taiwan — 5.5%
Industrials— 2.7%
Airtac International Group	1,127,932	15,038,607
Hiwin Technologies	2,630,350	24,983,260
		40,021,867
Information Technology— 2.8%
Advantech	1,829,769	14,803,477
Delta Electronics	2,787,187	14,657,063
Global Unichip	1,750,000	12,855,571
		42,316,111
Total Taiwan		82,337,978
United Kingdom — 3.3%
Consumer Discretionary— 1.2%
Ocado Group*	1,002,726	17,810,583
Information Technology— 2.1%
Blue Prism Group*	687,636	16,584,015
Renishaw	243,165	14,303,078
		30,887,093
Total United Kingdom		48,697,676
United States — 43.5%
Consumer Discretionary— 1.3%
iRobot*(A)	181,972	18,841,381
Energy— 1.9%
Oceaneering International*	1,523,960	29,260,032
Health Care— 4.8%
BioTelemetry*(A)	185,482	10,090,221
Globus Medical, Cl A*	287,076	12,944,257
Illumina*	43,217	13,483,704
Description	Shares	Fair Value
Intuitive Surgical*	42,198	$21,547,564
Varian Medical Systems*	101,501	13,821,391
		71,887,137
Industrials— 8.7%
Aerovironment*(A)	296,782	20,347,374
Deere	83,057	13,756,731
John Bean Technologies(A)	147,777	16,224,437
Lincoln Electric Holdings(A)	160,084	13,970,531
Nordson	102,457	14,953,599
Raven Industries	347,247	13,511,381
Rockwell Automation	132,049	23,862,575
Teledyne Technologies*	58,285	14,484,405
		131,111,033
Information Technology— 26.8%
3D Systems*(A)	1,142,173	12,152,721
Ambarella*(A)	346,803	17,381,766
Autodesk*	86,863	15,479,855
Brooks Automation(A)	735,758	27,598,283
Cadence Design Systems*	238,681	16,559,688
Cognex(A)	432,947	21,833,517
FARO Technologies*	433,476	24,383,025
FLIR Systems	457,627	24,226,773
IPG Photonics*(A)	150,465	26,290,749
Manhattan Associates*(A)	252,836	17,053,788
Microchip Technology(A)	156,559	15,638,678
National Instruments	297,562	14,015,170
Novanta*	169,263	14,729,266
Nuance Communications*	828,021	13,935,593
NVIDIA	150,676	27,272,356
PTC*	146,318	13,237,390
QUALCOMM	256,086	22,056,687
Stratasys*(A)	517,534	12,032,665
Teradyne	338,473	16,585,177
Trimble Navigation*	339,440	13,855,941
Xilinx	109,576	13,164,461
Zebra Technologies, Cl A*	116,581	24,614,912
		404,098,461
Total United States		655,198,044
Total Common Stock (Cost $1,449,999,494)		1,498,866,037
SHORT-TERM INVESTMENT — 0.1%
Invesco Government & Agency, Cl Institutional, 2.33%(B)	1,059,100	1,059,100
Total Short-Term Investment (Cost $1,059,100)		1,059,100

The accompanying notes are an integral part of the financial statements.

ROBO Global®

Robotics and Automation Index ETF

Schedule of Investments

April 30, 2019 (Concluded)

Description	Par Amount	Fair Value
REPURCHASE AGREEMENTS — 1.6%
Citigroup Global Markets 2.770%, dated 04/30/19, to be repurchased on 05/01/19, repurchase price $5,658,222 (collateralized by various U.S. Government Agency and U.S. Treasury obligations, par value $3 - $971,467, 1.250% - 8.500%, 05/25/19 - 04/20/69, with a total market value of $5,770,943)(C)(D)	$5,657,787	$5,657,787
Daiwa Capital Markets 2.780%, dated 04/30/19, to be repurchased on 05/01/19, repurchase price $5,658,224 (collateralized by various U.S. Government Agency and U.S. Treasury obligations, par value $1 - $488,659, 0.000% - 6.500%, 05/14/19 - 09/09/49, with a total market value of $5,770,943)(C)(D)	5,657,787	5,657,787
HSBC Securities 2.750%, dated 04/30/19, to be repurchased on 05/01/19, repurchase price $1,675,706 (collateralized by various U.S. Treasury obligations, par value $78 - $638,740, 0.000% - 7.125%, 10/03/19 - 02/15/49, with a total market value of $1,709,090)(C)(D)	1,675,578	1,675,578
Merrill Lynch, Pierce, Fenner and Smith Inc 2.770%, dated 04/30/19, to be repurchased on 05/01/19, repurchase price $5,589,720 (collateralized by various U.S. Government Agency obligations, par value $300,947 - $1,086,186, 2.500% - 4.500%, 05/01/30 - 05/01/49, with a total market value of $5,770,943)(C)(D)	5,589,290	5,589,290
Description	Par Amount	Fair Value
Mizuho Securities USA LLC 2.750%, dated 04/30/19, to be repurchased on 05/01/19, repurchase price $5,658,219 (collateralized by various U.S. Government Agency obligations, par value $9,584 - $4,644,452, 3.500% - 5.000%, 08/01/47 - 09/01/48 with a total market value of $5,770,943)(C)(D)	$5,657,787	$5,657,787
Total Repurchase Agreements (Cost $24,238,229)		24,238,229
Total Investments - 101.3% (Cost $1,475,296,823)		$1,524,163,366

*         Non-income producing security.

‡         All Japanese securities were deemed temporarily illiquid from April 29, 2019 to May 6, 2019 due to extended holiday market closure. The total temporarily illiquid securities represent 23.9% of Net Assets. Total value of these securities is $359,265,029.

(A)      This security or a partial position of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 was $163,152,978.

(B)       Rate shown is the 7-day effective yield as of April 30, 2019.

(C)      Tri-Party Repurchase Agreement.

(D)      This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2019 was $24,238,229.

ADR — American Depositary Receipt

Cl — Class

LLC — Limited Liability Company

PLC — Public Limited Company

As of April 30, 2019, all of the Fund’s investments were considered Level 1, in accordance with the administrative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2019, there were no transfers between Level 1, Level 2 or Level 3 investments. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended April 30, 2019, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

ROBO Global®

Robotics and Automation Index ETF

Statement of Assets and Liabilities

April 30, 2019

Assets:
Cost of Investments and Repurchase Agreements	$1,475,296,823
Investments at Fair Value*	$1,499,925,137
Repurchase Agreements	24,238,229
Segregated Cash Balance from Authorized Participants for Deposit Securities	4,742,993
Dividends Receivable	3,167,503
Reclaims Receivable	1,835,690
Due from Broker	377,225
Total Assets	1,534,286,777

Liabilities:
Payable Upon Return on Securities Loaned	24,238,229
Collateral Payable Upon Return of Deposit Securities	4,742,993
Advisory Fees Payable	1,126,701
Payable for Foreign Currency Due to Custodian (Proceeds $3,576)	4,669
Total Liabilities	30,112,592
Net Assets	$1,504,174,185

Net Assets Consist of:
Paid-in Capital	$1,581,246,853
Total Distributable Loss	(77,072,668)
Net Assets	$1,504,174,185
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	36,200,000
Net Asset Value, Offering and Redemption Price Per Share	$41.55

* Includes Market Value of Securities on Loan of $163,152,978.

The accompanying notes are an integral part of the financial statements.

ROBO Global®

Robotics and Automation Index ETF

Statement of Operations

For the year ended April 30, 2019

Investment Income:
Dividends	$21,886,803
Interest Income	19,235
Income from Securities Lending, Net	3,307,767
Less: Foreign Taxes Withheld	(1,529,281)
Total Investment Income	23,684,524

Expenses:
Advisory Fees	16,551,290
Other Fees	5,707
Total Expenses	16,556,997
Net Investment Income	7,127,527

Net Realized Gain (Loss) on:
Investments(1)	33,490,952
Foreign Currency Transactions	(658,587)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(65,935,240)
Foreign Currency Translations	47,267
Net Realized and Unrealized Loss on Investments	(33,055,608)
Net Decrease in Net Assets Resulting from Operations	$(25,928,081)

(1) Includes realized gains as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

ROBO Global®

Robotics and Automation Index ETF

Statements of Changes in Net Assets

	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations:
Net Investment Income	$7,127,527	$1,157,247
Net Realized Gain on Investments(1)	33,490,952	102,690,127
Net Realized Loss on Foreign Currency Transactions	(658,587)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(65,935,240)	66,415,563
Net Change in Unrealized Appreciation on Foreign Currency Translations	47,267	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(25,928,081)	170,262,937
Distributions(2)	(4,596,124)	(464,807)

Capital Share Transactions:
Issued	286,785,839	1,946,501,297
Redeemed	(984,514,832)	(369,426,138)
Increase (Decrease) in Net Assets from Capital Share Transactions	(697,728,993)	1,577,075,159
Total Increase (Decrease) in Net Assets	(728,253,198)	1,746,873,289

Net Assets:
Beginning of Year	2,232,427,383	485,554,094
End of Year(3)	$1,504,174,185	$2,232,427,383

Share Transactions:
Issued	6,800,000	49,700,000
Redeemed	(25,850,000)	(9,150,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(19,050,000)	40,550,000

(1) Includes net realized gains as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

(2) Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 9).

(3) Includes undistributed net investment income of $797,465, in 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018 (See Note 9).

The accompanying notes are an integral part of the financial statements.

ROBO Global®

Robotics and Automation Index ETF

Financial Highlights

Selected Per Share Data & Ratios
For the Year Ended April 30,
For a Share Outstanding Throughout the Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Year	Market Price, End of Year	Total Return(1)	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover(2)
2019	$40.41	$0.16	$1.10^	$1.26	$(0.12)	$—	$(0.12)	$41.55	$41.61	3.22%	$1,504,174	0.95%	0.41%	29%
2018	33.03	0.03	7.36	7.39	(0.01)	—	(0.01)	40.41	40.26	22.37	2,232,427	0.95	0.07	30
2017	25.18	0.13	7.77	7.90	(0.05)	—	(0.05)	33.03	33.11	31.43	485,554	0.95	0.45	31
2016	26.67	0.06	(1.48)	(1.42)	(0.07)	—	(0.07)	25.18	24.76	(5.32)	91,898	0.95	0.25	25
2015	25.96	0.08	0.70	0.78	(0.05)	(0.02)	(0.07)	26.67	26.57	3.04	125,330	0.95	0.29	23

*     Per share data calculated using average shares method.

^    The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating fair value of the investments of the Fund.

(1)      Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(2)      Excludes effect of securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

ROBO Global®

Robotics and Automation Index ETF

Notes to the Financial Statements
April 30, 2019

1. ORGANIZATION

Exchange Traded Concepts Trust (the “Trust”) is a Delaware statutory trust formed on July 17, 2009. The Trust is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company with multiple investment portfolios. The financial statements herein are those of the ROBO Global® Robotics and Automation Index ETF (the “Fund”). Until September 17, 2015, the Fund was named ROBO-STOX™ Global Robotics and Automation Index ETF. The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the ROBO Global® Robotics and Automation Index (the “Index”). The Fund is classified as a “non-diversified” fund under the 1940 Act (see “Non-Diversification Risk” under Note 7). The Fund commenced operations on October 21, 2013.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis to certain institutional investors (typically market makers or other broker-dealers) at NAV only in large blocks of shares, typically 50,000 shares, called “Creation Units”. Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, shares trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The accompanying financial statements have been prepared in accordance with U.S. GAAP on the accrual basis of accounting. Management has reviewed Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies ASC (“ASC 946”), and concluded that the Fund meets criteria of an “investment company,” and therefore, the Fund prepares its financial statements in accordance with investment company accounting as outlined in ASC 946.

Use of Estimates and Indemnifications — The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In the normal course of business, the Trust, on behalf of the Fund, enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid for long positions and the most recent ask price for short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Debt obligations with remaining maturities of sixty days or less when acquired will be valued at their market value. If a market value is not available from a pricing vendor or from an independent broker, the security shall be fair valued according to the Trust’s Fair Value Procedures.

ROBO Global®

Robotics and Automation Index ETF

Notes to the Financial Statements

April 30, 2019 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Board. The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that traded outside of the United States (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include, but are not limited to: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•     Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•     Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•     Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Fund to measure fair value during the year ended April 30, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended April 30, 2019, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes have been made in the financial statements.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of April 30, 2019, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. Tax years that are open, remain subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no

ROBO Global®

Robotics and Automation Index ETF

Notes to the Financial Statements
April 30, 2019 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on its tax returns.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Withholding taxes and reclaims on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by the Fund’s custodian bank until the repurchase date of the repurchase agreement. The Fund may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Fund’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The Fund may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Dividends and Distributions to Shareholders — The Fund pays out dividends from its net investment income and distributes its net capital gains, if any, to investors at least annually. All distributions are recorded on ex-dividend date.

Creation Units — The Fund issues and redeems shares at NAV and only in large blocks of shares (each block of shares for the Fund is called a “Creation Unit” or multiples thereof). Purchasers of Creation Units at NAV must pay a standard creation transaction fee of $1,000. An authorized participant who holds Creation Units (“Authorized Participants”) and wishes to redeem at NAV would also pay a standard redemption transaction fee of $1,000. The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase or redemption of a Creation Unit, which the transaction fee is designed to cover.

Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

ROBO Global®

Robotics and Automation Index ETF

Notes to the Financial Statements
April 30, 2019 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table discloses the Creation Unit breakdown based on the NAV as of April 30, 2019:

	Creation Unit Shares	Creation Transaction Fee	Value	Redemption Transaction Fee
ROBO Global® Robotics and Automation Index ETF	50,000	$1,000	$2,077,500	$1,000

To the extent contemplated by a participant agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed to the Distributor, on behalf of the Fund, by the time as set forth in a participant agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral equal to a percentage of the value of the missing shares as specified in the participant agreement. A participant agreement may permit the Fund to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral. Amounts are disclosed as Segregated Cash Balance from Authorized Participants for Deposit Securities and Collateral Payable upon Return of Deposit Securities on the Statement of Assets and Liabilities, when applicable.

3. AGREEMENTS

Investment Advisory Agreement

Exchange Traded Concepts, LLC (the “Adviser”), an Oklahoma limited liability company, serves as investment adviser to the Trust, including the Fund, pursuant to an investment advisory agreement (“Advisory Agreement”). Under the Advisory Agreement, the Adviser provides investment advisory services to the Fund primarily in the form of oversight of the Sub-Adviser (as defined below), including daily monitoring of purchases and sales of securities by the Sub-Adviser and regular review of the Sub-Adviser’s performance. The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services it provides to the Fund, the Adviser receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of average daily net assets of the Fund.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Adviser has entered into a license agreement with ROBO Global®, the Fund’s index provider, pursuant to which the Adviser pays a fee to use the Index. The Adviser is sub-licensing rights to the Index to the Fund at no charge.

Sub-Advisory Agreement

Vident Investment Advisory, LLC (the “Sub-Adviser”), a Delaware limited liability company, serves as the Fund’s sub-adviser pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for trading portfolio securities and other investments on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. Effective October 1, 2018, under a sub-advisory agreement, the Adviser pays the Sub-Adviser a fee calculated daily and paid monthly, at the annual rates expressed as a percentage of the average daily net assets as follows: 0.04% on the first $500 million;

ROBO Global®

Robotics and Automation Index ETF

Notes to the Financial Statements
April 30, 2019 (Continued)

3. AGREEMENTS (Continued)

0.035% on the next $500 million; and 0.03% on assets greater than $1 billion; subject to an annual minimum fee of $20,000. Prior to October 1, 2018, under the previous sub-advisory agreement, the Adviser paid the Sub-Adviser a fee, calculated daily and paid monthly, at an annual rate of 0.04% on the average daily net assets of the Fund, subject to a $20,000 minimum fee.

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”) serves as the Fund’s underwriter and distributor of the Fund’s shares pursuant to an amended and restated Distribution Agreement (the “Distribution Agreement”). Under the Distribution Agreement, the Distributor, as agent, receives orders to purchase shares in Creation Units and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (ii) filing fees; and (iii) all other expenses incurred in connection with the distribution services, that are not reimbursed by the Adviser, as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily assets each year for certain distribution-related activities. For the year ended April 30, 2019, no fees were charged by the Distributor under the Plan and the Plan will only be implemented with approval of the Board.

Administrator, Custodian and Transfer Agent

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. Bank of New York Mellon (the “Custodian” and “Transfer Agent”) serves as the Fund’s Custodian and Transfer agent pursuant to a Custodian Agreement and Transfer Agency Services Agreement. The Adviser of the Fund pays these fees.

Certain officers and an interested trustee of the Trust may also be officers of the Administrator, the Adviser or Distributor. They receive no fees for serving as officers or interested trustee of the Trust.

Securities pledged as collateral for repurchase agreements by Citigroup Global Markets, Daiwa Capital Markets, Deutsche Bank, Merrill Lynch, Mizuho Securities USA LLC, Nomura Securities, and RBC Dominion Securities are held by BNY and are designated as being held on the Fund’s behalf under a book-entry system. The Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. It is the Fund’s policy to only enter into repurchase agreements with banks and other financial institutions which are deemed by the Adviser to be creditworthy. The Fund bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is prevented from exercising its rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period. For financial statement purposes, the Fund records the securities lending collateral (included in repurchase agreements, at value or restricted cash) as an asset and the obligation to return securities lending collateral as a liability on the Statements of Assets and Liabilities.

4. INVESTMENT TRANSACTIONS

For the year ended April 30, 2019, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
ROBO Global® Robotics and Automation Index ETF	$501,917,482	$535,182,981

There were no purchases or sales of long-term U.S. Government securities by the Fund.

ROBO Global®

Robotics and Automation Index ETF

Notes to the Financial Statements
April 30, 2019 (Continued)

4. INVESTMENT TRANSACTIONS (Continued)

For the year ended April 30, 2019, in-kind transactions associated with creations and redemptions were:

	Purchases	Sales	Net Realized Gain
ROBO Global® Robotics and Automation Index ETF	$264,888,175	$928,568,510	$133,276,994

For the year ended April 30, 2018, the Fund had $128,339,016 of net realized gains as a result of in-kind transactions.

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in capital or total distributable earnings as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences primarily attributable to redemptions in-kind have been reclassified within the components of net assets for the year ended April 30, 2019:

	Distributable Earnings/(Loss)	Paid-in Capital
ROBO Global® Robotics and Automation Index ETF	$(125,371,717)	$125,371,717

During the year ended April 30, 2019, the Fund realized $133,276,994 of net capital gains resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Fund rather than cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated losses) to paid-in-capital.

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended April 30, 2019 and April 30, 2018 were as follows:

Ordinary Income
ROBO Global® Robotics and Automation Index ETF
2019	$4,596,124
2018	464,807

As of April 30, 2019, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

ROBO Global® Robotics and Automation Index ETF
Undistributed Ordinary Income	$2,670,280
Capital Loss Carryforwards	(109,564,004)
Unrealized Appreciation	29,821,060
Other Temporary Differences	(4)
Total Accumulated Losses	$(77,072,668)

ROBO Global®

Robotics and Automation Index ETF

Notes to the Financial Statements
April 30, 2019 (Continued)

5. TAX INFORMATION (Continued)

The Fund is permitted to utilize capital losses that are carried forward and will retain their character as either short-term or long-term capital losses. As of April 30, 2019, the Fund has the following capital loss carryforwards to offset capital gains for an unlimited period:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total Capital Loss Carryforwards
ROBO Global® Robotics and Automation Index ETF	$56,942,349	$52,621,655	$109,564,004

For Federal income tax purposes, the cost of securities owned at April 30, 2019, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes primarily due to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, repurchase agreements and foreign currency transactions held by the Fund at April 30, 2019, were as follows:

	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
ROBO Global® Robotics and Automation Index ETF	$1,494,342,306	$159,980,556	$(130,159,496)	$29,821,060

6. SECURITIES LENDING

The Fund has entered into a Securities Lending Agreement with the Bank of New York Mellon (the “Lending Agent”) to lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the value of domestic equity securities and American Depositary Receipts and 105% of the value of foreign equity securities (other than ADRs). However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or restricted from recovering the loaned securities or disposing of the collateral for the loan, which could give rise to loss because at adverse market actions expenses and/or delays in connection with the disposition of the underlying securities. Any gain or loss in the market price of the securities loaned and income from lending activity by the Fund that might occur during the term of the loan would be for the account of the Fund.

Cash collateral received in connection with securities lending is invested in repurchase agreements by the lending agent. The Fund does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund’s Schedule of Investments.

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

ROBO Global®

Robotics and Automation Index ETF

Notes to the Financial Statements
April 30, 2019 (Continued)

6. SECURITIES LENDING (Continued)

The following is a summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of April 30, 2019:

	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Value of Non-Cash Collateral Received	Net Amount
ROBO Global® Robotics and Automation Index ETF	$163,152,978	$24,238,229	$138,914,749	$—

The value of loaned securities and related collateral outstanding at April 30, 2019 are shown in the Schedule of Investments. The value of the collateral held may be temporarily less than that required under the lending contract. As of April 30, 2019, the cash collateral was invested in Repurchase Agreements and the non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Remaining Contractual Maturity of the Agreements, as of April 30, 2019

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
ROBO Global® Robotics and Automation Index ETF
Repurchase Agreements	$24,238,229	$—	$—	$—	$24,238,229
U.S. Government Securities	—	753,854	1,262,475	141,694,307	143,710,636
Total	$24,238,229	$753,854	$1,262,475	$141,694,307	$167,948,865

7. RISKS OF INVESTING IN THE FUND

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the prospectus under the heading “Principal Risks”.

Under normal circumstances, the Fund will invest at least 80% of its total assets in securities or in depositary receipts representing securities of the Index, which reflects the performance of a portfolio holding robotics-related and/or automation-related companies.

Concentration Risk: The Fund may concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Index of the Fund and consequently the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its shares to greater price volatility than that experienced by less concentrated investment companies.

Currency Exchange Rate Risk: The Fund may invest a relatively large percentage of its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Emerging Markets Securities Risk: Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Investments in debt securities of foreign governments present special risks, including the fact that issuers may be unable or unwilling to repay

ROBO Global®

Robotics and Automation Index ETF

Notes to the Financial Statements
April 30, 2019 (Continued)

7. RISKS OF INVESTING IN THE FUND (Continued)

principal and/or interest when due in accordance with the terms of such debt, or may be unable to make such repayments when due in the currency required under the terms of the debt. Political, economic and social events also may have a greater impact on the price of debt securities issued by foreign governments than on the price of U.S. securities. In addition, brokerage and other transaction costs on foreign securities exchanges are often higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries.

Foreign Securities Risk: Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares may trade on days when foreign exchanges are close. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Geographic Investment Risk: To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic 12 conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility. As of April 30, 2019, the Fund invested a significant portion of its assets in securities of Japanese issuers.

Index Tracking Risk: Tracking error refers to the risk that the Sub-Adviser may not be able to cause the Fund’s performance to match or correlate to that of the Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, the timing or magnitude of changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. The Fund incurs operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Tracking error may cause the Fund’s performance to be less than expected.

Investing in Japan Risk: The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy.

Non-Diversification Risk: The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

ROBO Global®

Robotics and Automation Index ETF

Notes to the Financial Statements
April 30, 2019 (Concluded)

7. RISKS OF INVESTING IN THE FUND (Continued)

Robotics and Automation Companies Risk: The Fund invests primarily in the equity securities of robotics and automation companies and, as such, is particularly sensitive to risks to those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Robotics and Automation companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Robotics and automation companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

8. OTHER

At April 30, 2019, the records of the Trust reflected that 100% of the Fund’s total shares outstanding were held by four Authorized Participants, in the form of Creation Units. However, the individual shares comprising such Creation Units are listed and traded on the NASDAQ and have been purchased and sold by persons other than Authorized Participants.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The amendments relevant to registered investment companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distributions to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital, which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes in Net Assets for the prior fiscal year end represents distributions of net investment income.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

ROBO Global®

Robotics and Automation Index ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of ROBO Global® Robotics and Automation Index ETF and
Board of Trustees of Exchange Traded Concepts Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ROBO Global® Robotics and Automation Index ETF (the “Fund”), a series of Exchange Traded Concepts Trust, as of April 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Exchange Traded Concepts, LLC since 2012.

COHEN & COMPANY, LTD.

Chicago, Illinois

June 28, 2019

ROBO Global®

Robotics and Automation Index ETF

Trustee and Officers of the Trust

(Unaudited)

Certain officers and/or interested trustees of the Fund are also officers of the Distributor, the Advisor or the Administrator.

Set forth below is information about the Trustees of the Trust. The address of each Trustee of the Trust is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-796-3863.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships held by Trustee
Interested Trustee
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2000 to present – Investment Advisor/Vice President; Exchange Traded Concepts Trust 2009 to 2011 – Chief Executive Officer and Secretary; 2011 - present – President; Exchange Traded Concepts, LLC 2009 to Present – Chief Executive Officer; Exchange Listed Funds Trust 2012 to present - President	11	ETF Series Solutions (2012- 2014) - Trustee
Independent Trustees
David M. Mahle (1944)	Trustee	Since 2011	Jones Day, 2012 to 2015 – Consultant; Jones Day, 2008 to 2011 – Of Counsel; Jones Day, 1988 to 2008 – Partner; Simplon International Ltd., 2012 to present – Director; Tuxedo Club, 2014 to present - Governor	18	Exchange Listed Funds Trust (7) – Trustee; Source ETF Trust, 2014 to 2015 - Trustee
Mark Zurack (1957)	Trustee	Since 2011	Columbia Business School 2002 to Present - Professor	11	AQR Funds (49) - Trustee; Source ETF Trust (2014- 2015) - Trustee
Timothy Jacoby (1952)	Trustee	Since 2014	Deloitte & Touche LLP 2000-2014 - Senior Partner	18	Exchange Listed Funds Trust (7)- Trustee; Source ETF Trust (2014- 2015) – Trustee; Edward Jones Money Market Fund – Trustee

(1) Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

(2) The Fund Complex includes each series of the Trust and of Exchange Listed Funds Trust.

ROBO Global®

Robotics and Automation Index ETF

Trustee and Officers of the Trust

(Unaudited) (Concluded)

Set forth below is information about each of the persons currently serving as officers of the Trust. The address of J. Garrett Stevens, Richard Hogan, and James J. Baker is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120; the address of Eric Kleinschmidt is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456; and the address of Joseph Scavetti is Cipperman Compliance Services, 480 E. Swedesford Road, Suite 300, Wayne, PA 19087.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2000 to present – Investment Advisor/Vice President; Exchange Traded Concepts Trust 2009 to 2011 – Chief Executive Officer and Secretary, 2011 – present – President; Exchange Traded Concepts, LLC 2009 to Present – Chief Executive Officer; Exchange Listed Funds Trust 2012 to present – President.
Richard Hogan (1961)	Secretary	Since 2011	Exchange Traded Concepts, LLC, 2011 to present – President; Private Investor – 2003 to present; Exchange Listed Funds Trust, 2012 to present – Trustee and Secretary; Peconic Land Trust, 2012 to 2016 - Board Member: Yorkville ETF Advisors, 2011 to 2016 – Managing Member.
James J. Baker Jr. (1951)	Treasurer	Since 2015	Exchange Traded Concepts, LLC, 2011 to present – Managing Partner; Yorkville ETF Advisors, 2012 to 2016 – Managing Partner; Goldman Sachs, 2000 to 2011 – Vice President.
Eric Kleinschmidt (1968)	Assistant Treasurer	Since 2013	Director, Fund Accounting, SEI Investments Global Funds Services, 2004 to present; Manager, Fund Accounting, 1999 to 2004.
Joseph Scavetti (1968)	Chief Compliance Officer	Since 2018	Cipperman Compliance Services, LLC, 2018 to present – Compliance Director; Palladiem, LLC, 2011 to 2018 – Chief Operating Officer.

(1) Each officer serves at the pleasure of the Board of Trustees.

ROBO Global®

Robotics and Automation Index ETF

Disclosure of Fund Expenses

(Unaudited)

All ETFs have operating expenses. As a shareholder of the Fund you incur an advisory fee. In addition to the advisory fee, a shareholder may pay brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses), if any. It is important for you to understand the impact of these ongoing costs of your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the examples below.

The following examples use the annualized expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (unless otherwise noted below). The table below illustrates the Fund’s cost in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/18	Ending Account Value 4/30/19	Annualized Expense Ratios	Expenses Paid During Period(1)
ROBO Global® Robotics and Automation Index ETF
Actual Fund Return	$1,000.00	$1,145.20	0.95%	$5.05
Hypothetical 5% Return	$1,000.00	$1,020.10	0.95%	$4.76

(1) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 181/365 (to reflect the one-half year period shown).

ROBO Global®

Robotics and Automation Index ETF

Notice to Shareholders

(Unaudited)

For shareholders that do not have an April 30, 2019 tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended April 30, 2019, the Fund is designating the following items with regard to distributions paid during the year.

	Long Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
ROBO Global® Robotics and Automation Index ETF	0.00%	100.00%	100.00%	46.28%	100.00%	0.00%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned fund to designate the maximum amount permitted by law.

(3) U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4) The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5) The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended April 30, 2019, the total amount of foreign source income is $4,810,780. The total amount of foreign tax paid is $1,287,568. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

ROBO Global®

Robotics and Automation Index ETF

Supplemental Information

(Unaudited)

NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Fund’s website at www.roboglobaletfs.com.

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10900 Hefner Pointe Drive, Suite 207
Oklahoma City, OK 73120

Investment Adviser:
Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 207
Oklahoma City, OK 73120

Sub-Adviser:
Vident Investment Advisory, LLC
300 Colonial Center Parkway
Suite 330

Roswell, Georgia 30076

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Administrator:
SEI Investments
Global Funds Services
One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, DC 20004

Independent Registered Public Accounting Firm:
Cohen & Company, Ltd.
151 N. Franklin St.
Suite 575

Chicago, IL 60606

This information must be preceded or accompanied by a current prospectus for the Fund.

ROB-AR-001-0600

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Timothy Jacoby is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

Item 4. Principal Accountant Fees and Services.

Fees billed by Cohen & Company, Ltd (Cohen) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$17,000	N/A	N/A	$17,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$3,500	N/A	N/A	$3,500	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2019	2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       Not Applicable.

(g)       The aggregate non-audit fees and services billed by Cohen for the fiscal years 2019 and 2018 were $3,500 and $3,500, respectively.

(h)       During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Items 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees, Timothy Jacoby, Kurt Wolfgruber, David M. Mahle and Mark Zurack.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Exchange Traded Concepts Trust

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: July 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: July 9, 2019

By	/s/ James J. Baker, Jr.
James J. Baker, Jr., Treasurer

Date: July 9, 2019